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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                         -----------------------------

                                  FORM 8-K/A
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                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                 May 21, 1997

                               PROFFITT'S, INC.
            (Exact name of registrant as specified in its charter)


                                   TENNESSEE

                   (State or jurisdiction of incorporation)

  0-15907                                            62-0331040
  (Commission File Number)                (IRS Employer Identification No.)


 P.O. Box 20080, Jackson, Mississippi                 39289
(Address of principal executive offices)             (Zip Code)

                                (601) 968-4400
             (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

On May 21, 1997, the Registrant issued a press release announcing the completion of sale of $125 million of 8 1/8% Senior Notes due 2004 ("Notes") to qualified institutional buyers, certain institutional accredited investors and foreign persons. The amount of Notes sold is $25 million more than originally offered, reflecting investor demand. A copy of the press release is attached hereto as
Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

   Exhibit No.                             Description
   ----------                              -------------
      99                                   Press Release



                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Registrant: PROFFITT'S, INC.



Dated:   May 21, 1997                    By:      /s/  Douglas E. Coltharp
                                           ----------------------------------
                                        Douglas E. Coltharp
                                        Executive Vice President and
                                        Chief Financial Officer



                                EXHIBIT INDEX

Exhibit No.                     Description                         Page Number
-----------                     -----------                         -----------
   99                           Press Release